                                                                   EXHIBIT 10.83

                             CLARK COUNTY, NEVADA

                                 BID PROPOSAL
                                BID NO.4106-97
SOUTHERN SEGMENT, LAS VEGAS BELTWAY, SECTION 4, GREEN VALLEY PARKWAY TO U.S. 95

                           REVISED PER ADDENDUM NO.6
                           -------------------------

                        MEADOW VALLEY CONTRACTORS, INC.
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                                     (NAME)

                       P.O. BOX 549, MOAPA, NEVADA 89025
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                                   (ADDRESS)


THE UNDERSIGNED PROPOSES AND AGREES:


1. To complete all work for which a contract may be awarded to the Bidder and to furnish any and all labor, equipment, materials, transportation, and other facilities required for the services as set forth in the Proposal and Contract Documents.

2. That the Bidder has examined the Contract Documents and the site(s) for the proposed work and satisfied themselves as to the character, quality of work to be performed, materials to be furnished and as to the requirements of the specifications.

3. That the Bidder has completed all information in the blanks provided and has submitted the following within this bid proposal:

    A. Each subcontractor which will be paid an amount exceeding five percent (5%) of the total bid amount.


    B.     Has represented their qualification for Preferential Bidder Status.

    C. Has submitted a bid security (in the form of, at Bidder's option, A Cashiers Check, Certified Check, Money Order, or Bid Bond in favor of the Owner(s) in the amount of Five Percent (5%) of the bid amount.

4. If the Bidder is one of the three (3) apparent low bidders at the bid opening, they must submit Bid Attachment 2 within two hours after completion of the bid opening. Faxing is not allowed. This Attachment must
                                                                           ----
     be time stamped by the Department of General Services. Submission after the
     -----------------------------------------------------
     two (2) hour time limit will be rejected and/or returned unopened and the bid may be deemed non-responsive.

    A.     Projects EXCEEDING Five Million Dollars ($5,000,000)
                    ---------

     1. The Bidders shall list subcontractors which will provide labor/improvements exceeding one percent (1%) of the prime contractor's total bid amount, or $50.000.00, whichever is greater.

5. Upon faxed receipt of a letter of intent to Award the contract, the bidder will provide the following submittals within seven (7) days from receipt of the Notice.

     A. Performance Bond, Labor and Material Payment Bond and a Guaranty Bond, for One Hundred Percent (100%) of the contract price as required

     B. Certificates of insurance for Commercial General Liability in the amount of $1,000,000, Automobile Liability in the amount of $1,000,000. Explosion, Collapse and Underground in the amount of $1,000,000 Installation Floater and a SIIS certificate as required by law.

6. That if the Bidder does not provide the above submittals on or before the seventh (7th) calendar day, or does not keep the bonds or insurance policies in effect or allows them to lapse, the Bidder will pay over to the Owner the amount of six thousand five hundred dollar; ($6,500.00) per day as liquidated damages.

  7. That this Proposal is genuine and is not sham or collusive, or made in the interest of, or on behalf of any person not herein named, nor the Bidder in any mariner sought to secure for themselves an advantage over any other bidder.

                                                                   BID PROPOSAL
                                                                Bid No. 4106-97
                                                     REVISED PER ADDENDUM NO. 6
                                            Southern Segment, Las Vegas Beltway

14.     CLAIM OF PREFERENTIAL BIDDER STATUS
        -----------------------------------

     Bidder hereby claims that their firm has paid the sale and use tax and/or the motor privilege vehicle tax for each consecutive 12-month period for sixty (60) months immediately preceding the submission of this bid in the amounts necessary to qualify for the preferential bidder status pursuant to NRS 338.147.

     IF BIDDER DOES NOT QUALIFY FOR PREFERENTIAL BIDDER STATUS, CHECK HERE |__|.

15.     FOR INFORMATIONAL PURPOSES ONLY:
        -------------------------------

     The General Contractor submitting this bid is a [_] MBE [_] WBE [_] PBE
     [_] SBE [_] NBE [_] LBE as defined in the instructions to Bidders.

16.  /s/ Alan Terril                   MEADOW VALLEY CONTRACTORS, INC.
     ----------------------------      --------------------------------------
     SIGNATURE OF BIDDER               LEGAL NAME OF FIRM AS IT WOULD APPEAR IN
                                       CONTRACT

     ALAN TERRIL                       702-864-2575        702-864-2580
     ----------------------------      ---------------     ------------------
     NAME OF BIDDER (PRINT OR TYPE)    TELEPHONE NUMBER    FAX NUMBER

     P.O. BOX 549                      # 0019258
     ----------------------------      --------------------------------------
     ADDRESS OF FIRM                   NEVADA STATE CONTRACTOR'S LICENSE NO.

     MOAPA,  NV    89025                      A                UNLIMITED
     ----------------------------      ---------------     ------------------
     CITY, STATE, ZIP CODE             CLASSIFICATION      MONETARY LIMITATIONS,
                                                           IF ANY

       2/26/98                         BUSINESS LICENSE:
     ----------------------------      [X] CLARK COUNTY      - NO. 041648-240-8
                                                                  -------------
     TODAY'S DATE                      [X] CITY OF LAS VEGAS - NO. 59416
                                                                  -------------

                                                                    Bid Proposal
                                                                 Bid No. 4106-97
                                                       Revised per Addendum No.6
                                             Southern Segment, Las Vegas Beltway

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                                                                       APPROX.
     ITEM NUMBER                ITEM DESCRIPTION                      QUANTITY         UNIT           UNIT BID PRICE      TOTAL
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
      630 0009     STEPHANIE STREET SANITARY SEWER IMPROVEMENTS            1           L.S.            $ 39,405.00  $    39,405.00

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      633 0000     NON-REFLECTIVE PAVEMENT MARKERS                     3,857            EA.            $      1.60  $     6,171,20

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      633 0004     REFLECTIVE PAVEMENT MARKERS                         1,780            EA.            $      2.66  $     4,734.80

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      633 0653     EPOXY PAINT STRIPING (4-INCH SOLID WHITE)            2.04           MILE            $  2,130.00  $     4,345.20

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      633 0655     EPOXY PAINT STRIPING (8-INCH BROKEN WHITE)           6.35           MILE            $    532.50  $     3,381.38

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      633 0656     EPOXY PAINT STRIPING (8-INCH SOLID WHITE)            7.63           MILE            $  3,727.50  $    28,440.83

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      633 0660     EPOXY PAINT STRIPING (8-INCH SOLID YELLOW)           7.61           MILE            $  3,727.50  $    28,366.28

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      633 0661     EPOXY PAINT STRIPING (8-INCH DOTTED WHITE)            100           L.F.            $      2.13  $       213.00

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      633 0662     EPOXY PAINT STRIPING (12-INCH SOLID WHITE)           2.63           MILE            $  6,469.88  $    17,015.78

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      641 0600     IMPACT ATTENUATOR (QUADGUARD QS 2406G WITH              1            EA.            $ 26,625.00  $    26,625.00
                   CONCRETE BACKUP. QG)
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                                                                                         TOTAL                      $29,392,720.68

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

twenty nine million three hundred ninety two thousand seven hundred twenty dollars and sixty eight cents.
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                               (TOTAL IN WORDS)